SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       LPT Variable Insurance Series Trust
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               (Name of Registrant as Specified In Its Charter)

                        Blazzard, Grodd & Hasenauer, P.C.
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[    ] Fee computed on table below per Exchange Act Rules  14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------

     5)  Total fee paid:

         ---------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         ---------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

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     3)  Filing Party:

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     4)  Date Filed:
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                       LPT VARIABLE INSURANCE SERIES TRUST

                        HARRIS ASSOCIATES VALUE PORTFOLIO

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 27, 2000

NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of shareholders ("Shareholders") of the Harris Associates Value Portfolio of LPT Variable Insurance Series Trust, a Massachusetts business trust ("Trust"), will be held at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California 95833, on October 27, 2000, at 10:00 a.m., local time, to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1. To approve a proposed new Sub-Advisory Agreement among Harris Associates L.P., LPIMC Insurance Marketing Services and LPT Variable Insurance Series Trust.

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only Shareholders of record at the close of business on September 20, 2000, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.


                             YOUR VOTE IS IMPORTANT.
              PLEASE RETURN YOUR VOTING INSTRUCTION FORM PROMPTLY.

                                       By Order of the Board of Trustees,


                                       GEORGE NICHOLSON
                                       Vice President, Treasurer, Principal
                                       Financial Officer and Principal
                                       Accounting Officer


October 13, 2000
Sacramento, California

                       LPT VARIABLE INSURANCE SERIES TRUST

                        HARRIS ASSOCIATES VALUE PORTFOLIO

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 27, 2000

The enclosed proxy is being solicited by and on behalf of the Board of Trustees (the "Trustees" or "Board") of LPT Variable Insurance Series Trust, a Massachusetts business trust ("Trust"), which consists of separate portfolios. This proxy is for use at a Special Meeting ("Meeting") of shareholders ("Shareholders") of the Harris Associates Value Portfolio (the "Harris Portfolio or Portfolio") to be held at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California 95833 ("London Pacific") on October 27, 2000, at 10:00 a.m., local time, or any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice").

The Notice, this Proxy Statement, and the accompanying voting instructions form(s) were first mailed to variable contract owners on or about October 16, 2000.

The Trustees have fixed the close of business on September 20, 2000 as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Harris Associates Value Portfolio entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and to a proportionate fractional vote for each fractional Share.

As of the Record Date, there were 523,517 shares of the Harris Associates Value Portfolio outstanding. See page 12 for information concerning the substantial Shareholders of the Shares of the Harris Portfolio.

The cost of preparing, printing and mailing the Notice, Proxy Statement and accompanying voting instructions form, and all other costs in connection with the solicitation of proxies will be paid by Harris Associates L.P. or an affiliate thereof. In addition to the mailing of these proxy materials, proxies may be solicited by letter, telephone or electronic means such as e-mail, or in person by an officer of the Trust, by officers or employees of the Adviser or officers, agents or employees of London Pacific.

THE TRUST'S ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS OF THE TRUST AS OF DECEMBER 31, 1999, MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 852-3152 OR WRITING TO THE ANNUITY SERVICE CENTER AT P.O. BOX 2956, RALEIGH, NC 27626.

                                     VOTING

The Amended and Restated Declaration of Trust of the LPT Variable Insurance Series Trust dated January 9, 1996 (the "Declaration of Trust") provides that the holders of a majority of the outstanding Shares of the Trust, entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum at any meeting of Shareholders.

At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for the verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote and each full Share shall be entitled to one vote and fractional Shares shall be entitled to fractional votes. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards to the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

The voting requirement for passage of a particular proposal depends on the nature of the particular proposal. With respect to Proposal 1, a vote of the "majority of the outstanding voting securities" of the Portfolio, which shall mean the lesser of (i) 67% or more of the Shares of the Portfolio entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Portfolio, is necessary to approve the Proposal.

The Trust was established to be used exclusively as the underlying investment for certain variable annuity contracts ("Variable Contracts") issued by London Pacific. All shares of the Portfolio are owned by London Pacific. Pursuant to current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), London Pacific will solicit voting instructions from owners of Variable Contracts with respect to matters to be acted upon at the Meeting. All Shares of the Portfolio will be voted by London Pacific in accordance with voting instructions received from such Variable Contract owners. London Pacific will vote all of the Shares which it is entitled to vote in the same proportion as the voting instructions given by Variable Contract owners, on the issues presented, including Shares which are attributable to London Pacific's interest in the Trust.

London Pacific has fixed the close of business on October 26, 2000 as the last day on which voting instructions will be accepted.

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Trust receives an insufficient number of votes to approve the proposal, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the proposal depends upon whether a sufficient number of votes is cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Trust a superseding voting instructions form or written notice of revocation. Only the Variable Contract owner executing the voting instructions form can revoke it. London Pacific will vote the Shares of the Portfolio in accordance with all properly executed and unrevoked voting instructions of Variable Contract owners.

THIS PROXY IS SOLICITED BY THE TRUSTEES.

THE TRUSTEES RECOMMEND THAT YOU CAST YOUR VOTE FOR PROPOSAL 1:

APPROVAL OF PROPOSED NEW SUB-ADVISORY AGREEMENT AMONG HARRIS ASSOCIATES L.P., LPIMC INSURANCE MARKETING SERVICES AND LPT VARIABLE INSURANCE SERIES TRUST.

The Trust knows of no business other than that described in Proposal 1 of the Notice, which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INTRODUCTION. The Adviser serves as investment adviser to the Trust pursuant to the Advisory Agreement between the Adviser and the Trust dated January 9, 1996, as amended. The Adviser's address is 1755 Creekside Oaks Drive, Sacramento, and California 95833. Under the Advisory Agreement, the Adviser may delegate certain of its duties to a sub-adviser or sub-advisers. The Advisory Agreement further provides that the Adviser is solely responsible for payment of any fees or other charges arising from such delegation. Harris Associates L.P. has been the sub-adviser ("Sub-Adviser") of the Harris Associates Value Portfolio since May 1, 1997.

The Sub-Adviser has been in business as an investment adviser since 1976. It maintains its principal office at 2 North LaSalle Street, Chicago, Illinois
60602. The Sub-Adviser is a wholly-owned subsidiary of Nvest, which is a publicly traded limited partnership that owns investment management firms. A majority of the limited partnership interests in Nvest are owned by Metropolitan Life Insurance Company. As of December 31, 1999, the Sub-Adviser was managing in excess of $12.6 billion for its clients.


     INFORMATION REGARDING PROPOSED NEW SUB-ADVISORY AGREEMENT WITH HARRIS
                                ASSOCIATES L.P.

The only item of business that the Trustees expect will come before the Meeting is the approval of a new Investment Sub-Advisory Agreement ("New Sub-Advisory Agreement") among the Sub-Adviser, LPIMC Insurance Marketing Services and the Trust. As explained below, the proposed New Sub-Advisory Agreement is identical (except for its date) to the Sub-Advisory Agreement currently in effect for the Portfolio ("Current Sub-Advisory Agreement").

The reason the Trustees are proposing the New Sub-Advisory Agreement for the Portfolio is that the Current Sub-Advisory Agreement will terminate when the Sub-Adviser's parent company, Nvest Companies, L.P. ("Nvest"), is acquired by a new parent company, CDC Asset Management ("CDC AM"). (A federal law, the Investment Company Act of 1940 (the "Investment Company Act"), provides generally that the advisory agreements of mutual funds, including sub-advisory agreements such as the Current Sub-Advisory Agreement, automatically terminate when the investment adviser (including sub-advisers such as the Sub-Adviser) or its parent company undergo a significant change of ownership.) The Trustees have carefully considered the matter, and have concluded that it is appropriate to enter into the New Sub-Advisory Agreement for the Portfolio, so that the Sub-Adviser can continue to manage the Portfolio on the same terms as are now in effect, following the acquisition of Nvest by CDC AM.

The acquisition of Nvest by CDC AM will occur only if various conditions are satisfied (or waived by the parties, if permitted by law). These conditions include, among others, certain government approvals of the acquisition and approval of the acquisition by vote of the unitholders of Nvest and Nvest, L.P. ("Nvest, L.P."), Nvest's advising general partner. Nvest currently expects that the acquisition will occur during the fourth calendar quarter of 2000, but the acquisition could be delayed. If the acquisition does not occur, the New Sub-Advisory Agreement would not be needed because the automatic termination of the Current Sub-Advisory Agreement would not occur.

Under the Investment Company Act, a Sub-Adviser cannot enter into a New Sub-Advisory Agreement with respect to a Portfolio unless the shareholders of that Portfolio vote to approve the New Sub-Advisory Agreement. The Meeting is being held to seek shareholder approval of the New Sub-Advisory Agreement. No change in the sub-advisory fee rate paid by the Adviser to the Sub-Adviser with respect to the Portfolio is being proposed.

The Trustees recommend that the shareholders of the Portfolio vote to approve the New Sub-Advisory Agreement for the Portfolio.

Description of the New Sub-Advisory Agreement

The New Sub-Advisory Agreement for the Portfolio is identical to the Current Sub-Advisory Agreement for the Portfolio, except that the date of the New Sub-Advisory Agreement will be the date that CDC AM acquires Nvest. The form of the proposed New Sub-Advisory Agreement, attached as Appendix A to this Proxy Statement, is marked to indicated changes from the Current Sub-Advisory Agreement.

The New Sub-Advisory Agreement essentially provides that the Sub-Adviser, under the Trustees' and the Adviser's supervision, will (1) decide what securities to buy and sell for the Portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Portfolio and (3) provide officers, office space and certain administrative services to the Portfolio.

The New Sub-Advisory Agreement provides that it will continue in effect for an initial period of two years (beginning on the date CDC AM acquires Nvest). After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act, of the Trust, the Adviser or the Sub-Adviser (these Trustees who are not "interested persons" are referred to below as the "Independent Trustees").

The New Sub-Advisory Agreement may be terminated without penalty by the Adviser or by the Trust by giving sixty (60) days' written notice of such termination to the Sub-Adviser at its principal place of business, provided that such termination is approved by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the Investment Company Act) of the Portfolio. The New Sub-Advisory Agreement may be terminated at any time by the Sub-Adviser by giving 60 days' written notice of such termination to the Trust and the Adviser at their respective principal places of business. The Sub-Advisory Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser, including a sub-adviser such as the Sub-Adviser, or its parent company occur (such as the acquisition of Nvest by CDC AM).

The New Sub-Advisory Agreement provides that the Sub-Adviser will not be liable to the Portfolio or its shareholders, except for liability arising from the Sub-Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Basis for the Trustees' Recommendation

The Trustees determined at a meeting held on September 18, 2000, to recommend that the Portfolio's shareholders vote to approve the New Sub-Advisory Agreement for the Portfolio.

In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolio's sub-advisory agreement as in effect from year to year. The Trustees considered information about, among other things:

o the Sub-Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources and investment process;

o the terms of the relevant advisory agreement (in this case, the New Sub-Advisory Agreement);

o the scope and quality of the services that the Sub-Adviser has been providing to the Portfolio;

o    the   investment   performance  of  the  Portfolio  and  of  similar  funds
     sub-advised by other sub-advisers;

o the advisory fee rates payable to the Sub-Adviser by the Adviser and by other funds and client accounts managed or sub-advised by the Sub-Adviser, and payable by similar funds managed by other advisers (Appendix B to this Proxy Statement contains information comparing the Portfolio's Sub-Advisory fee schedule to the fee schedule for other funds managed or sub-advised by the Sub-Adviser that have investment objectives similar to the Portfolio's);

o the total expense ratio of the Portfolio and of similar funds managed by other advisers;

o the Sub-Adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Portfolio, and the brokers' and dealers' provision of brokerage and research services to the Sub-Adviser (see "Certain Brokerage Matters" below for more information about these matters).

In addition to reviewing these kinds of information, which the Trustees regularly consider on an annual or more frequent basis, the Trustees gave particular consideration to matters relating to the possible effects on the Sub-Adviser and the Portfolio of the acquisition of Nvest by CDC AM. Among other things, the Trustees considered:

o the stated intention of Nvest and CDC AM that the Sub-Adviser will continue to have a high degree of managerial autonomy from its parent organizations and from other subsidiaries of Nvest;

o the stated intention of Nvest, CDC AM and the Sub-Adviser that the acquisition not change the investment approach or process used by the Sub-Adviser in managing the Portfolio;

o representations of senior executives of the Sub-Adviser and the portfolio managers of the Portfolio that they have no intention of terminating their employment with the Sub-Adviser as a result of CDC AM's acquisition of Nvest, and representations of the Sub-Adviser, Nvest and CDC AM that they have no intention of terminating the employment of these executives or portfolio managers as a result of the acquisition;

o certain actions taken by CDC AM, Nvest and the Sub-Adviser to help retain and incent key personnel of Nvest and the Sub-Adviser; and

o the general reputation and the financial resources of CDC AM and its parent organizations.

In addition, the Trustees considered that the agreement relating to the acquisition of Nvest by CDC AM provides that CDC AM and its immediate parent company will (subject to certain qualifications) use their reasonable best efforts to assure compliance with Section 15(f) of the Investment Company Act.
Section 15(f) provides that a mutual fund investment adviser (including a sub-adviser such as the Sub-Adviser) or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (such as CDC AM's acquisition of the Sub-Adviser's parent, Nvest) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the Sub-Adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the Sub-Adviser. No changes in the current composition of the Trustees are required to satisfy this condition. Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

After carefully considering the information summarized above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Sub-Advisory Agreement for the Portfolio and to recommend that the Portfolio's shareholders vote to approve the New Sub-Advisory Agreement for the Portfolio.

Information about the Ownership of the Sub-Adviser and the CDC AM/Nvest Transaction

The Sub-Adviser is a limited partnership that has one general partner, (the "Sub-Adviser General Partner"). Robert M.Levy is the President and Chief Executive Officer of the Sub-Adviser and the Sub-Adviser General Partner. His principal occupation is his positions with the Sub-Adviser and the Sub-Adviser General Partner. The Sub-Adviser General Partner is a direct wholly owned subsidiary of Nvest Holdings, Inc. ("Nvest Holdings"), which in turn is a direct wholly-owned subsidiary of Nvest. Nvest's managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of MetLife New England Holdings, Inc. MetLife New England Holdings, Inc. is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). Nvest Corporation is also the sole general partner of Nvest, L.P. Nvest, L.P., Nvest's advising general partner, is a publicly traded company listed on the New York Stock Exchange. In addition to owning Nvest Corporation, MetLife owns, directly or indirectly, approximately a 48% limited partnership interest in Nvest. Nvest, L.P. owns approximately 14% of Nvest. (These percentages do not reflect the vesting and exercise, described below, of various options held by personnel of Nvest and of its affiliates, including the Sub-Adviser, to acquire limited partnership units of Nvest, L.P.) If the proposed acquisition is completed, Nvest Corporation will cease to be the managing general partner of Nvest and the general partner of Nvest, L.P., and MetLife will cease to own any partnership interest in Nvest. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company listed on the New York Stock Exchange. The address of the Adviser, the Adviser General Partner and Mr. Levy is Two North LaSalle Street, Chicago, Illinois 60602. The address of Nvest, Nvest Corporation, Nvest Holdings and Nvest, L.P. is 399 Boylston Street, Boston, Massachusetts 02116. The address of MetLife New England Holdings, Inc., MetLife and MetLife, Inc. is One Madison Avenue, New York, New York 10010.

On June 16, 2000, Nvest and CDC AM announced that they and certain of their respective affiliated companies had entered into an Agreement and Plan of Merger (the "Merger Agreement"). Under the Merger Agreement, CDC AM would acquire all of the outstanding units of partnership interest in both Nvest and Nvest, L.P., at a price of $40 per unit. This price is subject to reduction (but not below $34 per unit) based in part on a formula that takes into account the investment advisory fees payable to the Sub-Adviser and other Nvest affiliates by their mutual fund and other investment advisory clients that have consented to the transaction. Under this formula, the price per unit that CDC AM will pay to acquire Nvest could be reduced if the Portfolio's shareholders do not approve the New Sub-Advisory Agreement for the Portfolio. Assuming a transaction price of $40 per unit, and the number of units and options outstanding as of June 30, 2000, the aggregate price payable by CDC AM to acquire all of the units of Nvest will be approximately $1.5 billion, and the aggregate price payable by CDC AM to acquire all of the units of Nvest, L.P. (including payments with respect to units subject to options) will be approximately $375 million.

The transaction will not occur unless various conditions are satisfied (or waived by the parties, if permitted by law). One of these conditions is obtaining approval or consent from investment advisory clients of the Sub-Adviser and other Nvest affiliates (including mutual fund clients) whose advisory fees represent a specified percentage of the total advisory fee revenues of the Nvest organization. Because of this condition, approval or disapproval by the Portfolio's shareholders of the New Sub-Advisory Agreement for the Portfolio, taken together with other clients' consents or approvals, could affect whether or not the transaction occurs. The transaction will result in the automatic termination of the Current Sub-Advisory Agreement. If for some reason the transaction does not occur, the automatic termination of the Current Sub-Advisory Agreement will not occur, and the New Sub-Advisory Agreement will not be entered into, even if it has been approved by the Portfolio's shareholders.

As a result of the acquisition, Nvest and Nvest, L.P. would become indirect wholly-owned subsidiaries of CDC AM, which in turn is 60% owned by CDC Finance, a wholly-owned subsidiary of Caisse des depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. In addition to its 60% ownership of CDC AM through CDC Finance, CDC owns 40% of CNP Assurances, the leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French state. The main place of business of CDC AM is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC Finance is 56, rue de Lille, 75007 Paris, France. The registered address of CDC is 56, rue de Lille, 75007 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Caisse National des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. Following the acquisition, it is expected that Nvest will be renamed CDC Asset Management-North America.

Various personnel of Nvest and of its affiliates, including the Sub-Adviser, have previously been granted options to purchase limited partnership units of Nvest, L.P. ("Nvest L.P. Units"). The Merger Agreement provides that these options will vest and become fully exercisable immediately before CDC AM's acquisition of Nvest and Nvest, L.P., even though some of these options would not otherwise have vested or been exercisable at that time. Each option will be converted into the right to receive cash from Nvest in an amount equal to the difference between the option's exercise price and the transaction price of $40 per unit (subject to reduction, but not below $34 per unit, as explained above).

Certain Brokerage Matters

The Sub-Adviser is responsible for selecting the broker-dealers through which Portfolio securities are purchased. The Sub-Adviser uses its judgment to decide which broker-dealer firm, commodity broker or other firm will provide the best service to the Portfolio for each security a Portfolio wants to buy or sell. In deciding which firms provide the best service or "best execution", the Sub-Adviser considers a number of factors, including the cost of the service, the price of the security through that firm, the overall financial quality of the firm, the firm's capacity for handling the transaction, the speed with which the transaction will be completed, research provided by the firm on behalf of the Portfolio, the quality of the reporting for the transaction and any other services the firm may provide. Best execution does not mean the lowest price available or lowest commission, but means the combination of the factors discussed above, which is appropriate for the specific transaction. The Board of Trustees has overall responsibility for assuring that the Sub-Adviser obtains best execution for Portfolio transactions and for monitoring commissions paid to broker-dealers by the Portfolio.

Research Services

The Sub-Adviser may select broker-dealers to execute trades for the Portfolio which broker-dealers provide research and other services to the Sub-Adviser. These services may include research information, analyses and reports about securities, statistical data, advice on the value of securities, as well as equipment or services that provide access directly to such data through third parties. Agreements with these broker-dealers may provide that the broker-dealer may use a portion of the commissions paid by the Sub-Adviser to offset the costs of these services. The Sub-Adviser will use research services in managing the assets of the Portfolio. The Sub-Adviser may also use the research services in managing accounts of clients other than the Portfolio. The Sub-Adviser must at all times assure that the brokerage services of these broker-dealers meet the standards for best execution discussed above. The Board of Trustees of the Trust must also oversee these arrangements to assure that they meet the standards imposed by the Securities and Exchange Commission for best execution and that the research services conform to the guidelines established by the Securities and Exchange Commission for such services.

Although the Sub-Adviser will make investment decisions independently for Portfolio, there may be occasions when more than one client of the Sub-Adviser, will be purchasing or selling the same security. There are occasions when the price for purchasing the security, or the commissions the Portfolio would pay on the transaction, would be lower if all the trades were combined (bunched or aggregated) in one order. The Sub-Adviser may bunch trades of the Portfolio and other clients it subadvises when placing an order with a broker-dealer where the Sub-Adviser believes the aggregation is in the best interests of the Portfolio or client.

There may be other occasions where the Sub-Adviser is unable to purchase all the securities required to fill all the orders of the Portfolio and other clients. The Sub-Adviser must allocate the securities among the Portfolio and clients in a manner that is fair to all parties.

For the fiscal year ended December 31, 1999, the Portfolio paid commissions to an affiliated broker/dealers totaling $6,869.


                           PROPOSAL 2: OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

REQUIRED VOTE. Passage of Proposal 1 requires a vote of the "majority of the outstanding voting securities" of the Portfolio, as defined in the Investment Company Act, which shall mean the lesser of (i) 67% or more of the Shares of the Portfolio entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Portfolio.

SUBSTANTIAL SHAREHOLDERS. As of the Record Date, all of the Shares of the Trust were owned by London Pacific and its separate accounts. As of the Record Date, the Officers and Trustees of the Trust together owned Variable Contracts which represent less than 1% of the outstanding shares of the Trust.

SHAREHOLDER PROPOSALS. The Trust does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

Proposals must be received in a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named, as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS FORM IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                   By Order of the Board of Trustees,


                                   George C.  Nicholson
                                   Vice President, Treasurer, Principal
                                   Financial Officer and Principal
                                   Accounting Officer

October 13, 2000
Sacramento, California

                                   APPENDIX A

                             SUB-ADVISORY AGREEMENT

                       LPT VARIABLE INSURANCE SERIES TRUST

                             SUB-ADVISORY AGREEMENT


         AGREEMENT dated as of May 1, 1997, among Harris Associates L.P. ("HALP"), a Delaware limited partnership (the"Sub-Adviser"), LPIMC Insurance Marketing Services, a California corporation (the "Adviser"), and LPT Variable Insurance Series Trust, a Massachusetts business trust (the "Trust").

         WHEREAS, Adviser has entered into an Investment Advisory Agreement (referred to herein as the "Advisory Agreement"), dated January 9, 1996, with the Trust, under which Adviser has agreed to act as investment adviser to the Trust, which is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Advisory Agreement provides that the Adviser may engage a sub-adviser or sub-advisers for the purpose of managing the investments of the Portfolios of the Trust; and

         WHEREAS, the Adviser desires to retain Sub-Adviser, which is engaged in the business of rendering investment management services, to provide certain sub-investment advisory services for the investment portfolio(s) of the Trust listed on Exhibit A hereto (the "Portfolio") of the Trust as more fully described below; and

         WHEREAS, it is the purpose of this Agreement to express the mutual agreements of the parties hereto with respect to the services to be provided by Sub-Adviser to Adviser with respect to the Portfolio and the terms and conditions under which such services will be rendered.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

1. Services of Sub-Adviser. The Sub-Adviser shall act as investment sub-adviser to the Adviser with respect to the Portfolio. In this capacity, subject to the overall supervision of the Adviser, the Sub-Adviser shall have the following responsibilities and authority:

     (a) to manage the Portfolio on an ongoing basis, and with discretion to make and implement decisions regarding the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

     (b) to cause its officers to attend meetings of the Adviser or the Trust and furnish oral or written reports, as the Adviser may reasonably require, in order to keep the Adviser and its officers and the Trustees of the Trust and appropriate officers of the Trust fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations;

     (c) to furnish such statistical and analytical information and reports regarding investment securities of the Portfolio as may reasonably be required by the Adviser from time to time; and

     (d) to supervise and place orders for the purchase, sale, exchange and conversion of securities as directed by the appropriate officers of the Trust or of the Adviser.

2. Obligations of the Adviser. The Adviser shall have the following obligations under this Agreement:

(a) to keep the Sub-Adviser continuously and fully informed as to the composition of the Portfolio's investment securities and the nature of the Portfolio's assets and liabilities;

(b) to keep the Sub-Adviser continually and fully advised of the Portfolio's investment objectives, and any modifications and changes thereto, as well as any specific investment restrictions or limitations;

(c) to furnish the Sub-Adviser with a certified copy of any financial statement or report prepared for the Trust with respect to the Portfolio by certified or independent public accountants, and with copies of any financial statements or reports made by the Trust to shareholders or to any governmental body or securities exchange and to inform the Sub-Adviser of the results of any audits or examinations by regulatory authorities pertaining to the Portfolio, if these results affect the services provided by the Sub-Adviser pursuant to this Agreement;

(d) to furnish the Sub-Adviser with any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement; and

(e) to compensate the Sub-Adviser for its services under this Agreement by the payment of fees as set forth in Exhibit B attached hereto.

3. Portfolio Transactions. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Portfolio with broker-dealers selected by the Sub-Adviser. In executing portfolio transactions and selecting broker- dealers, the Sub-Adviser will use its best efforts to seek best execution on behalf of the Portfolio. In assessing the best execution available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker/dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-Adviser, an affiliate of the Sub-Adviser (to the extent permitted by law) or another investment adviser of the Portfolio exercises investment discretion. The Sub-Adviser is authorized to cause the Portfolio to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of the commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

4. Marketing Support. The Sub-Adviser shall provide marketing support to the Adviser in connection with the sale of Trust shares and/or the sale of variable annuity and variable life insurance contracts issued by London Pacific Life & Annuity Company and its affiliates which may invest in the Trust (collectively, the "Life Company"), as reasonably requested by the Adviser. Such support shall include, but not necessarily be limited to, presentations by representatives of the Sub-Adviser at investment seminars, conferences and other industry meetings. Any materials utilized by the Adviser which contain any information relating to the Sub-Adviser shall be submitted to the Sub-Adviser for approval prior to use, not less than five (5) business days before such approval is needed by the Adviser. Any materials utilized by the Sub-Adviser which contain any information relating to the Adviser, the Life Company (including any information relating to its separate accounts or variable annuity or variable life insurance contracts) or the Trust shall be submitted to the Adviser for approval prior to use, not less than five (5) business days before such approval is needed by the Sub-Adviser.

5. Service Mark. HALP, as the owner of the service mark "Oakmark", has sublicensed the Portfolio to utilize the word "Oakmark" in reference to comparable fund performance, subject to revocation by HALP in the event that the Portfolio ceases to engage HALP or its affiliates as sub-adviser.

6. Governing Law. The Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

7. Execution of Agreement. This Agreement will become binding on the parties hereto upon their execution of the attached Exhibit B to this Agreement.

8. Compliance With Laws. The Sub-Adviser represents that it is, and will continue to be throughout the term of this Agreement, an investment adviser registered under all applicable federal and state laws. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the Trust's Declaration of Trust, Bylaws, and current registration statement applicable to the Portfolio as may be furnished to the Sub-Adviser from time to time and with the instructions and direction of the Adviser and the Trust's Trustees, and will conform to and comply with the 1940 Act and all other applicable federal or state laws and regulations.

9. Termination. This Agreement shall terminate automatically upon the termination of the Advisory Agreement. This Agreement may be terminated at any time, without penalty, by the Adviser or by the Trust by giving sixty (60) days' written notice of such termination to the Sub-Adviser at its principal place of business, provided that such termination is approved by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of the Portfolio. This Agreement may be terminated at any time by the Sub- Adviser by giving 60 days written notice of such termination to the Trust and the Adviser at their respective principal places of business.

10. Assignment. This Agreement shall terminate automatically in the event of any assignment (as that term is defined in Section 2(a)(4) of the 1940 Act) of this Agreement.

11. Term. This Agreement shall begin on the date of its execution and unless sooner terminated in accordance with its terms shall continue in effect for two years from that date and from year to year thereafter provided continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons (as the term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12. Amendments. This Agreement may be amended only with the approval by the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act) and the approval by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment, unless otherwise permitted in accordance with the 1940 Act.

13. Indemnification. The Adviser shall indemnify and hold harmless the Sub-Adviser, its officers and directors and each person, if any, who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which the Sub- Advisory Agreement relates or the services performed by the Sub-Adviser in connection herewith. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Sub-Advisory Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Sub-Adviser or such controlling persons.

         The Sub-Adviser shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damage, or expense described in the foregoing indemnity, but only with respect to the Sub- Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Sub-Advisory Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Sub-Adviser, (a) the Sub-Adviser shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Sub-Adviser by the provisions of subsections (i) and (ii) of this section and (b) the Sub-Adviser shall have the right to defend any such claim with counsel selected by it.

         The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance by the Sub-Adviser of its duties under this Agreement or for any loss or damage resulting from the imposition by any government or exchange control restrictions which might affect the liquidity of the Portfolio's assets, or from acts or omissions of custodians or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-Adviser against any liability to which the Sub- Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder.

LPT VARIABLE INSURANCE SERIES TRUST

By:/s/

Title: President

LPIMC INSURANCE MARKETING SERVICES

By:/s/

Title: Executive Vice President


HARRIS ASSOCIATES L.P.

By:/s/

Title: Vice President


                                    EXHIBIT A

                       LPT VARIABLE INSURANCE SERIES TRUST


     The following Portfolios of LPT Variable Trust Insurance Series Trust are subject to this Agreement:


                        Harris Associates Value Portfolio



                                    EXHIBIT B

                       LPT VARIABLE INSURANCE SERIES TRUST

                            SUB-ADVISORY COMPENSATION

         For all services rendered by Sub-Adviser hereunder, Adviser shall pay to Sub-Adviser and Sub-Adviser agrees to accept as full compensation for all services rendered hereunder, monthly a fee of:

               Harris Associates Value Portfolio

                   .75% of first $25 million on an annualized basis of average daily net assets under management.

                   .60% of next $75 million on an annualized basis of average daily net assets under management.

                   .50% on an annualized basis of average daily net assets under management over and above $100 million.

LPT VARIABLE INSURANCE SERIES TRUST

By: /s/
Title: President


LPIMC INSURANCE MARKETING SERVICES

By: /s/
Title: Executive Vice President


HARRIS ASSOCIATES L.P.

By: /s/
Title: Vice President

A Copy of the document establishing the Trust is filed with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of each Portfolio.

                                   APPENDIX B

              Certain Other Mutual Funds Advised by the Sub-Adviser

The Sub-Adviser acts as investment adviser or sub-adviser to the following other mutual funds that have investment objectives similar to the Harris Associates Value Portfolio's, for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.

                                                                                        Sub-Adviser's Relationship
Other Funds with                                                                        to Other Fund (Adviser or
Similar Objectives        Net Assets 9-30-2000                 Fee Rate                 Sub-Adviser)




1. Oakmark Fund            $2,038,728,806.52                  1.00% up to $2.5 billion     Adviser
                                                              .95% on next $1.25 billion
                                                              .90% on next $1.25 billion
                                                              .85% over $5 billion
                                                              .80% over $10 billion

2. Oakmark Select          $1,778,736,473.84                   1.00% up to $1 billion      Adviser
                                                              .95% on next $500 million
                                                              .90% on next $500 million
                                                              .85% on next $500 million
                                                              .80% over $2.5 billion
                                                              .75% over $5 billion

3. Oakmark Small Cap       $248,703,612.13                    1.25% up to $1 billion      Adviser
                                                              1.15% on next $500 million
                                                              1.10% on next $500 million
                                                              1.05% on next $500 million
                                                              1.00% over $2.5 billion

4. Oakmark Equity          $54,935,837.26                     .75%                        Adviser
     and Income

5. Oakmark Global          $27,227,238.87                    1.00%                        Adviser

6. Oakmark                 $782,513,965.71                    1.00% up to $2.5 billion    Adviser
     International                                            .95% on next $2.5 billion
                                                              .90% over $5 billion

7. Oakmark                 $90,345,782                        1.25%                       Adviser
     International Small Cap

8. Harris Oakmark          $44,840,266.50                     .45% up to $100 million     Sub-
    Large Cap Value                                           .40% on next $400 million   Adviser
                                                              .35% over $500 million

9. Nvest Star              $222,445,400.81                    .65% up to $50 million      Sub-
      Advisers                                                .60% on next $50 million    Adviser
                                                              .55% over $100 million

10. Nvest Star             $52,927,078.30                     .65% up to $50 million      Sub-
    Worldwide                                                 .60% on next $50 million    Adviser
         Domestic                                             .55% over $100 million

11. Harris Oakmark         $119,956,686.25                    .45% up to $100 million     Sub-
    Mid Cap                                                   .40% on next $400 million   Adviser
                                                              .35% over $500 million

12. Mass Mutual            $53,129,065.25                     .50% up to $100 million     Sub-
    Focused Value                                             .45% up to $400 million     Adviser
                                                              .40% over $500 million

13. Masters Select         $10,720,539.32                     .65% up to $50 million      Sub-
    Value                                                     .60% on next $50 million    Adviser
                                                              .55% over $100 million

14. Nvest Star Value       $50,405,323.27                     .50% up to $100 million     Sub-
                                                              .45% over $100 million      Adviser

15. Nvest Star Small       $43,791,941.51                     .70%                        Sub-
    Cap                                                                                   Adviser

16. Masters' Select        $59,333,655.80                     .65%                        Sub-
    International                                                                         Adviser

17. Nvest Star             $62,734,550.09                     .65% up to $50 million      Sub-
    Worldwide                                                 .60% on next $50 million    Adviser
         International                                        .55% over $100 million

18. Hillview Alpha         $20,677,557.64                     .75% on first $20 million   Sub-
    Fund                                                      .50% over $20 million       Adviser

19. Hillview Alpha         $5,412,491.36                      .75% on first $25 million   Sub-
    Fund - International                                      .70% on next $25 million    Adviser
                                                              .60% on next $50 million
                                                              .50% on excess

20. Asahi Nvest Global     $52,236,999.03                     .60% of total net assets     Sub-
    Value Fund                                                                             Adviser


                                      PROXY
                        HARRIS ASSOCIATES VALUE PORTFOLIO
                                       OF
                       LPT VARIABLE INSURANCE SERIES TRUST
                         SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 27, 2000

KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Harris Associates Value Portfolio of LPT Variable Insurance Series Trust ("Trust"), hereby appoints ______________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California 95833 on October 27, 2000, at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve a proposed new Sub-Advisory Agreement among Harris Associates L.P., LPIMC Insurance Marketing Services and LPT Variable Insurance Series Trust.



      FOR (            )  AGAINST (            )  ABSTAIN (           )



     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.


                           Dated:  ____________________, 2000


                           London Pacific Life & Annuity Company

                           ---------------------------------------------------
                            Name of Insurance Company


                           ---------------------------------------------------
                           Name and Title of Authorized Officer



                           ---------------------------------------------------
                           Signature of Authorized Officer


HARRIS ASSOCIATES VALUE PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:

______ SEPARATE ACCOUNT

----------------------------------
---------------------------------

----------------------------------


TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:






             INSTRUCTIONS TO LONDON PACIFIC LIFE & ANNUITY COMPANY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                    HARRIS ASSOCIATES VALUE PORTFOLIO OF
       LPT VARIABLE INSURANCE SERIES TRUST TO BE HELD ON OCTOBER 27, 2000
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                      LONDON PACIFIC LIFE & ANNUITY COMPANY


The undersigned hereby instructs London Pacific Life & Annuity Company (the "Company") to vote all shares of the Harris Associates Value Portfolio of LPT Variable Insurance Series Trust (the "Trust") represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 10:00 a.m., local time, on October 27, 2000, at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California 95833, and at any adjournment thereof, as indicated on the reverse side.



NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS FORM. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and title. Joint owners should each sign this proxy. Please sign, date and return.




                              Dated:______________________________________, 2000



                              --------------------------------------------------
                                                  Signature(s)

INSTRUCTIONS SOLICITED ON BEHALF OF LONDON PACIFIC LIFE & ANNUITY COMPANY

LONDON PACIFIC LIFE & ANNUITY COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION FORM IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE THE SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS. IF OTHER BUSINESS SHOULD PROPERLY COME BEFORE THE MEETING, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED IN THE ACCOMPANYING PROXY.

Please vote by filling in the box below.


                                                       FOR       AGAINST        ABSTAIN
                                                       ----      -------        --------





1.   To approve a proposed new Sub-Advisory           [     ]     [     ]       [     ]
     Agreement among Harris Associates L.P.,
     LPIMC Insurance Marketing Services and
     LPT Variable Insurance Series Trust.




                    IMPORTANT: Please sign on the reverse side.